AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

                                (NUI CORPORATION)

          AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (NUI CORPORATION), dated as of August 20, 2004 (this "Agreement"), among NUI CORPORATION, a New Jersey Corporation (the "Borrower"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as administrative agent (in such capacity, the "Agent") for the several banks and other financial institutions party to the Credit Agreement referred to below, the Guarantors party hereto and the Lenders listed in the Annex I hereto.

                              PRELIMINARY STATEMENT

          Reference is made to (i) that certain Credit Agreement dated as of November 24, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time party thereto and the Agent, (ii) that certain Agreement dated January 26, 2004 by which the Borrower and the Required Lenders (as defined in the Credit Agreement) agreed to certain extensions, waivers, consents and amendments under the Credit Agreement including without limitation certain amendments to Sections 2.2c and 5.16 of the Credit Agreement, (iii) that certain Agreement dated March 12, 2004 by which the Borrower and the Required Lenders agreed to certain waivers, deferrals and consents and (iv) that certain Amendment No. 2 to the Credit Agreement dated as of May 10, 2004 by which the Borrower and the Required Lenders agreed to certain amendments under the Credit Agreement.

          The Borrower has requested that the Credit Agreement be amended as provided herein and the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein and have directed the Agent to enter into this Agreement for and on their behalf.

          In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

          SECTION 1. Definitions; Rules of Construction. Each term capitalized herein and not otherwise defined herein shall have the meaning ascribed to it in the Credit Agreement. Rules of construction or interpretation set forth in the Credit Agreement shall apply to the interpretation of this Agreement.

          SECTION 2. Amendments. Subject to Section 5(b) of this Agreement, the Credit Agreement is hereby amended as follows:

          (a) The preamble of the Credit Agreement is hereby deleted in its entirety and replaced with the following in the place thereof:

          "THIS CREDIT AGREEMENT, dated as of November 24, 2003, by and among NUI CORPORATION, a New Jersey corporation (as further defined below, the "Borrower"), the financial institutions listed on the signature pages hereto, the financial institutions listed on Schedule 2.1A hereto and each other financial institution which, from time to time, becomes a party hereto in accordance with Subsection 9.6a (individually, a "Lender" and collectively, the "Lenders"), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent (in such capacity, the "Agent") and Lead Arranger (in such capacity, the "Lead Arranger") and Bookrunner."

          (b) The definitions of "Confidential Information Memorandum", "Consolidated EBITDA", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Shareholders' Equity", "Consolidated Total Indebtedness", "Loans", "Term Loans" and "Termination Date" in Section 1.1 are hereby deleted in their entirety and replaced with the following in the place thereof:

          "Confidential Information Memorandum" means that certain Confidential Information Memorandum dated November 2003 and made available to the Lenders prior to the Closing Date together with that certain Lender Presentation dated July 2004 and made available to the Lenders prior to the Additional Term Loan Closing Date.

          "Consolidated EBITDA" for any period means, with respect to the Borrower Consolidated Net Income before interest and taxes, plus (to the extent deducted in determining such Consolidated Net Income) (i) depreciation, amortization and other similar non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period), (ii) extraordinary losses, losses in connection with asset sales (other than ordinary course sales including sales of inventory) or restructuring charges, (iii) non-recurring items of loss and expense relating to the credit facilities provided hereby to the extent not otherwise reflected in Consolidated Net Income, (iv) all fees and expenses associated with the sale of the Borrower or any of its assets, (v) all fees, expenses and settlement costs (including the NJBPU Settlement Amount) related to the Focused Audit, Stier Anderson, New Jersey AG Settlement, SEC Inquiry and Florida Settlement, (vi) all severance and retention expenses in the amount of up to $5,000,000, (vii) all litigation fees, expenses, settlement costs, judgments and reserve charges related to shareholder litigation in the aggregate amount of up to $2,000,000, (viii) expenses in connection with explosions and fires related to gas accidents that have occurred prior to July 14, 2004 in the aggregate amount of up to $4,000,000, (ix) all payments related to the Patriot pipeline and Saltville storage contracts held by NUI Energy Brokers, (x) all fees, expenses and impairment charges related to the winding down of NUI Energy Brokers and T.I.C. Enterprises, (xi) all commissions and impairment charges related to the sub-leasing of excess office space, (xii) all fees, expenses and prepayment premiums in connection with any

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

     prepayment of the Medium Term Notes, (xiii) fees and expenses related to amendments to the Standby Bond Purchase Agreement, and (xiv) all fees and expenses related to the Additional Term Loans, Amendment No. 3, and all prior amendments to, and waivers under, this Agreement, the Extension Fee and the Additional Extension Fee; minus (to the extent included in determining such Consolidated Net Income) extraordinary gains or gains in connection with asset sales (other than ordinary course sales including sales of inventory).

          "Consolidated Interest Expense" means for any period the amount of interest expense, both expensed and capitalized, of the Borrower and its Subsidiaries, net of cash interest income of the Borrower determined on a Consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of their Indebtedness, determined on a consolidated basis in accordance with GAAP (excluding, in any event (to the extent otherwise included), one-time financing fees relating to the credit facilities provided hereby, by any agreement to refinance or otherwise extend the maturity of the Medium Term Notes as permitted hereunder, by the NUI Utilities Credit Agreement, by the Existing Credit Agreement, by the NUI Utilities Secured Facility or the Existing Credit Agreements (as defined in the NUI Utilities Credit Agreement), interest payments with respect to the NUI Utilities Secured Facility and interest payments that will accrue to the maturity of the Medium Term Notes (to the extent that the Delayed Draw Term Loans are drawn)).

          "Consolidated Net Income" means for any period, net income (or loss) of the Borrower and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP (plus, in any event (to the extent otherwise deducted therefrom), one-time financing fees relating to the credit facilities provided hereby or any agreement to refinance or otherwise extend the maturity of the Medium Term Notes as permitted hereunder, by the NUI Utilities Credit Agreement, by the NUI Utilities Secured Facility, the Existing Credit Agreement or the Existing Credit Agreements (as defined in the NUI Utilities Credit Agreement), without giving effect to any non-cash gain, any non-cash loss or any reversals or adjustments to, or failure to recognize, revenue due to changes in applicable U.S. accounting rules and regulations, in each case to the extent reasonably acceptable to the Agent, including without limitation due to the implementation, effective as of October 25, 2002, of EITF 02-03 ("Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities"), the effects of which EITF implementation are hereby deemed acceptable to the Agent.

          "Consolidated Shareholders' Equity" means the total of those items enumerated under the heading "Common Shareholders' Equity" in the Borrower's relevant balance sheets determined on a Consolidated basis in accordance with GAAP, consistently applied, plus (to the extent deducted in determining such total and on an after-tax basis) (i) all fees and expenses associated with the sale of the Borrower or any of its assets, (ii) all fees, expenses and settlement costs

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


     (including the NJBPU Settlement Amount) related to the Focused Audit, Stier Anderson, New Jersey AG Settlement, SEC Inquiry and Florida Settlement,
     (iii) all severance and retention expenses in the amount of up to $5,000,000, (iv) all litigation fees, expenses, settlement costs, judgments and reserve charges related to shareholder litigation in the aggregate amount of up to $2,000,000, (v) expenses in connection with explosions and fires related to gas accidents that have occurred prior to July 14, 2004 in the aggregate amount of up to $4,000,000, (vi) all payments related to the Patriot pipeline and Saltville storage contracts held by NUI Energy Brokers, (vii) all fees, expenses and impairment charges related to the winding down of NUI Energy Brokers and T.I.C. Enterprises, (viii) all commissions and impairment charges related to the sub-leasing of excess office space, (ix) all fees, expenses and prepayment premiums in connection with any prepayment of the Medium Term Notes, (x) fees and expenses related to amendments to the Standby Bond Purchase Agreement, and (xi) all fees and expenses related to the Additional Term Loans, Amendment No. 3, and all prior amendments to, and waivers under, this Agreement, the Extension Fee and the Additional Extension Fee.

          "Consolidated Total Indebtedness" means all Indebtedness of the Borrower and its Consolidated Subsidiaries, determined on a Consolidated basis in accordance with GAAP, consistently applied. Solely for purposes of this definition, (A) the term "Indebtedness" shall not include (i) letter of credit reimbursement obligations except with respect to drawings actually made under letters of credit which then remain unreimbursed, (ii) Hedging Obligations, and (iii) the outstanding principal amount of the NUI Utilities Secured Facility and (B) if any portion of the Medium Term Notes and the Delayed Draw Term Loans are outstanding at such time, the term "Indebtedness" shall not include the principal amount of the Medium Term Notes to the extent that the proceeds of the Delayed Draw Term Loans are held by and under the control of an agent or trustee on behalf of holders of Medium Term Notes in a securities or deposit account or as otherwise provided in Section 4.1 of the NUI Utilities Credit Agreement.

          "Loans" means the Term Loans and the Additional Term Loans.

          "Termination Date" means (a) in the case of the Term Loans, November 21, 2005, as extended pursuant to and subject to the conditions set forth in Section 2.6, and (b) in the case of the Additional Term Loans, November 21, 2005, unless, in each case, earlier terminated in accordance with the terms hereof.

          "Term Loans" means the term loans made by the Lenders to the Borrower pursuant to Section 2.1a(i).

          (c) The following new definitions are hereby added to Section 1.1 which shall appear in alphabetical order and shall read as follows:

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

          "Acquisition" means the acquisition of substantially all of the assets or all of the capital stock of the Borrower by AGL, Cougar Corporation or any other Affiliate of AGL.

          "Acquisition Agreement" means the agreement and plan of merger, dated as of July 14, 2004 by and among AGL, Cougar Corporation and the Borrower.

          "Additional Extension Fee" has the meaning set forth in Section
     2.4b(b).

          "Additional Term Loans" means the additional term loans made by certain of the Lenders to the Borrower pursuant to Section 2.1a(ii).

          "Additional Term Loan Commitment" means, as to each Lender, the obligation of such Lender to make Additional Term Loans available to the Borrower pursuant to Section 2.1a(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set opposite such Lender's name on Schedule 2.1A (as such amount may change from time to time pursuant to the terms hereof, or, in the case of a Purchasing Lender, in its Assignment and Assumption Agreement) and, as to all Lenders, the obligation of the Lenders to make Additional Term Loans available to the Borrower in an aggregate amount equal to the Additional Term Loan Commitments of all of the Lenders.

          "Additional Term Loan Closing" means extension of the Additional Term Loans, including by funding the proceeds thereof into the Escrow Account in accordance with Section 6 of Amendment No. 3, subject to satisfaction or waiver of all conditions precedent with respect thereto.

          "Additional Term Loan Closing Date" means the day on which the Additional Term Loan Closing occurs; provided that, unless the Lenders agree otherwise, such date shall not be later than September 30, 2004.

          "AGL" means AGL Resources Inc., a Georgia corporation.

          "Amendment No. 3" means Agreement and Amendment No. 3 to this Agreement, dated as of August 20, 2004 among the Borrower, the Agent on behalf of the Required Lenders, the Guarantors party thereto and the Lenders listed on Schedule 2.1A hereto.

          "Amendment No. 3 to the NUI Utilities Credit Agreement" means Agreement and Amendment No. 3 to NUI Utilities Credit Agreement, dated as of August 20, 2004 among NUI Utilities and the Agent thereunder on behalf of the Required Lenders thereunder.

          "Cougar Corporation" means Cougar Corporation, a New Jersey corporation and a wholly-owned subsidiary of AGL.

          "Extension Fee" has the meaning set forth in Section 2.4b(b).

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

          "Florida Settlement" means the anticipated settlement agreement between the Borrower and the Florida Public Service Commission, for which the Borrower has established a pre-tax reserve of approximately $2,600,000, any fines contemplated thereby, and all actions and negotiations in respect thereof.

          "FPSC" means the Florida Public Service Commission.

          "FPSC Approval" has the meaning given it in Section 6.3(xii).

          "Loan Request" has the meaning given it in Section 2.1d.

          "New Facilities Fee Letter" has the meaning given to it in Section 2.4b(a).

          "New Jersey AG Settlement" means the plea agreement and the letter agreement, each dated June 30, 2004, between NUI Energy Brokers and the New Jersey Attorney General's office, any fines and community service programs contemplated by such letters, and all actions and negotiations in respect thereof.

          "NJBPU Approval" has the meaning given to it in Section 3.11.

          "NUI Utilities Secured Facility" means a senior secured term loan facility in an aggregate principal amount of up to $75,000,000 to be made available to NUI Utilities on the Additional Term Loan Closing Date.

          "SEC Inquiry" means the informal inquiry that the Securities and Exchange Commission in November 2003 advised the Borrower it was conducting into trading practices at NUI Energy Brokers.

          "Standby Bond Purchase Agreement" means the amended and restated standby bond purchase agreement, dated as of June 12, 2001 among NUI Utilities, the Participating Banks referred to therein and The Bank of New York, as purchasing bank.

          "Stier Anderson" means Stier Anderson, L.L.C. and its investigation of and report on the Borrower and/or the Borrower's Subsidiaries, including NUI Energy Brokers.

          "T.I.C. Enterprises" means T.I.C. Enterprises, L.L.C., a Delaware limited liability company.

          (d) The definition of "Permitted Encumbrances" in Section 1.1 is hereby amended by deleting the word "and" after clause (ix) thereof and inserting a new clause (xi) after clause (x) thereof to read as follows:

          "; and (xi) security interests in favor of lenders under the NUI Utilities Secured Facility."

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

          (e) Section 2.1a is hereby deleted in its entirety and replaced with the following in the place thereof:

          "2.1a Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, (i) each Lender (with a commitment therefor) severally agrees to make a term loan to the Borrower on the Closing Date in a principal amount equal to the amount set forth on Schedule 2.1 opposite its name and (ii) each Lender (with a commitment therefor) severally agrees to make a term loan to the Borrower on the Additional Term Loan Closing Date specified in the Loan Request in a principal amount equal to the amount set forth on Schedule 2.1A opposite its name. Amounts paid or prepaid in respect of the Loans may not be reborrowed."

          (f) The last sentence of Section 2.1b is hereby amended to read as follows:

          "The Lenders shall have no obligations to make Term Loans hereunder after the Closing Date or Additional Term Loans hereunder after the Additional Term Loan Closing Date."

          (g) New Section 2.1d is hereby added which shall read as follows:

          "2.1d Loan Request. Except as otherwise provided herein, the Borrower may request the Lenders to make the Additional Term Loans to the Borrower by the delivery to the Administrative Agent, not later than 12:00 Noon (Eastern time) (x) three Business Days prior to the proposed Additional Term Loan Closing Date with respect to the making of Additional Term Loans to which the Euro-Rate Option applies and (y) one Business Day prior to the proposed Additional Term Loan Closing Date with respect to the making of the Additional Term Loans to which the Base Rate Option applies of a duly completed request therefor or a request by telephone immediately confirmed in writing by letter or facsimile transmission in such form (the "Loan Request"), it being understood that the Administrative Agent may rely on the authority of any person making such a telephonic request without the necessity of receipt of such written confirmation. The Loan Request shall be irrevocable and shall specify (i) the proposed Additional Term Loan Closing Date; (ii) the aggregate amount of the Additional Term Loans to be made on the Additional Term Loan Closing Date, which amount, as to Base Rate Portions, shall be in integral multiples of $100,000 and not less than $500,000 and, as to Euro-Rate Portions, shall be in integral multiples of $100,000 and not less than $1,000,000; (iii) whether the Euro-Rate Option or the Base Rate Option shall apply to the Additional Term Loans to be made on the Additional Term Loan Closing Date; (iv) in the case of the Additional Term Loans to which the Euro-Rate Option applies, an appropriate Interest Period for

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

          each Euro-Rate Portion of the Additional Term Loans to be made on the Additional Term Loan Closing Date; and (v) the remittance instructions.

          (h) New Section 2.1e is hereby added which shall read as follows:

          "2.1e Making Loans. Each Lender shall remit the principal amount of the Additional Term Loans to the Agent such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Additional Term Loans to the Borrower in Dollars and immediately available funds in an account specified by the Borrower to the Agent in the Loan Request, prior to 2:00 P.M. (Eastern time) on the Additional Term Loan Closing Date set forth in the Loan Request, provided that if any Lender fails to remit such funds to the Agent in a timely manner, or any Lender fails to advise the Agent of its intention not to fund, then the Agent may elect in its sole discretion to fund with its own funds the Additional Term Loans of such Lender on the Additional Term Loan Closing Date, subject to the provisions of Section 8.3 below."

          (i) Section 2.4b(a) is hereby deleted in its entirety and replaced with the following in the place thereof:

          "(a) The Borrower agrees to pay to the Agent for the account of the Agent, the fees required to be paid by it as set forth in that certain letter agreement between the Borrower and CSFB (the "Fee Letter") dated as of October 31, 2003 and in that certain letter agreement among the Borrower, the Agent and NUI Utilities (the "New Facilities Fee Letter") dated as of July 14, 2004, in each case, as the same may be amended from time to time by the parties thereto, and as and when payment of such fees is due as set forth therein."

          (j) Section 2.4b(b) is hereby deleted in its entirety and replaced with the following in the place thereof:

          "(b) Upon extension of the Termination Date pursuant to Section 2.6, the Borrower shall pay the Lenders an extension fee prior to or on the Additional Term Loan Closing Date in an amount equal to 0.50% of the aggregate amount of Term Loans then outstanding (the "Extension Fee"). On May 22, 2005 the Borrower shall pay the Lenders an additional fee in an amount equal to 0.50% of the aggregate amount of Term Loans then outstanding (the "Additional Extension Fee")."

          (k) Section 2.6 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "2.6 Extension of Termination Date. The Termination Date is hereby extended until November 21, 2005 subject to the satisfaction of the following conditions: (i) the NUI Utilities Credit Agreement is at the same time extended in accordance with the terms thereof (or refinanced on

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

          terms reasonably acceptable to the Required Lenders), (ii) the maturity of the Medium Term Notes has been extended to a date no earlier than June 30, 2006 (without any scheduled amortization thereof prior to such date) (either by amendment or refinancing thereof, on terms reasonably acceptable to the Agent, it being understood that a refinancing thereof through the incurrence of Delayed Draw Term Loans is reasonably acceptable to the Agent), (iii) the Borrower shall deposit into the Interest Reserve Account an amount sufficient to cause the amount then on deposit to be equal to interest to accrue on the then outstanding principal amount of the Term Loans hereunder to the Termination Date as extended (based upon an assumed interest rate which, in the reasonable judgment of the Agent, approximates the average projected interest rate with respect to the Term Loans hereunder), and (iv) no Event of Default has occurred and is continuing.".

          (l) The references to the "Term Loans" in the second sentence of
     Section 2.13 are each hereby amended to read as "Loans".

          (m) The phrase "(or in the case of any issuance of Equity Securities of the Borrower, 50%)" in the first paragraph of Section 2.14 is hereby deleted in its entirety.

          (n) The reference to the "Term Loans" in the first sentence of Section 2.14(b) is hereby amended to read as "Loans".

          (o) Section 2.14(c) is hereby deleted in its entirety and replaced with the following in the place thereof:

          "(c) Upon (i) the occurrence of any event described in Section 7.10 hereof with respect to the Borrower or NUI Utilities (including, without limitation, the consummation of the Acquisition), (ii) the refinancing in full of loans and commitments under the NUI Utilities Credit Agreement or the NUI Utilities Secured Facility, in each case other than with proceeds of Indebtedness the terms of which are reasonably acceptable to the Required Lenders or (iii) the Borrower shall default in the observance or performance of any covenant set forth in clause (ii) of Section 4.11, then the Loans then outstanding (together with accrued interest thereon) and all other amounts owing under this Agreement shall become immediately due and payable.".

          (p) The last sentence of Section 3.5 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "Except as has otherwise been fully disclosed in the Borrower's Form 10-K filed on December 31, 2002, Form 10-Qs filed on February 14, 2003, May 15, 2003 and August 14, 2003, Current Reports on Form 8-K filed on July 22, 2003, July 31, 2003, September 26, 2003, October 14, 2003 and

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

          November 19, 2003, Form 10-K filed on May 13, 2004, Form 10-Qs filed on May 20, 2004, May 25, 2004 and August 16, 2004, and Form 10-Q/As filed on June 17, 2004, in each case with the Securities and Exchange Commission, or the Confidential Information Memorandum, since September 30, 2003, nothing has occurred that has had a Material Adverse Effect."

          (q) The first sentence of Section 3.6 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "Except as disclosed in the Borrower's Form 10-K filed on December 31, 2003, Form 10-Qs filed on February 14, 2003, May 15, 2003, and August 14, 2003, Current Reports on Form 8-K filed on July 22, 2003, July 31, 2002, September 26, 2003, October 14, 2003 and November 19, 2003, Form 10-K filed on May 13, 2004, Form 10-Qs filed on May 20, 2004, May 25, 2004 and August 16, 2004, and Form 10-Q/As filed on June 17, 2004, in each case with the Securities and Exchange Commission, or the Confidential Information Memorandum, there are no actions, suits, investigations, litigation or proceedings at law or in equity pending or, to the Borrower's knowledge, threatened against the Borrower or any Subsidiary or any of their respective properties, which (i) would have a Material Adverse Effect, or (ii) involve any Loan Document or the transactions hereunder."

          (r) Section 3.10 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "3.10 Environmental Matters. Except to the extent described in the Borrower's Form 10-K filed on December 31, 2003, Form 10-Qs filed on February 14, 2003, May 15, 2003, and August 14, 2003, Current Reports on Form 8-K filed on July 22, 2003, July 31, 2002, September 26, 2003, October 14, 2003 and November 19, 2003, Form 10-K filed on May 13, 2004, Form 10-Qs filed on May 20, 2004, May 25, 2004 and August 16, 2004, and Form 10-Q/As filed on June 17, 2004, in each case with the Securities and Exchange Commission, or the Confidential Information Memorandum, the Borrower and each Subsidiary is in compliance with all applicable Environmental Laws, except for matters which do not have a Material Adverse Effect."

          (s) The word "No" at the beginning of the first sentence of Section
     3.11 is hereby deleted and replaced with the following phrase in the place thereof:

          "Other than approval by the NJBPU (the "NJBPU Approval"), no".

          (t) The last sentence of Section 3.19 is hereby deleted in its entirety and replaced with the following in the place thereof:

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

          "There are no arbitrations, unfair labor practice charges, complaints, representation proceedings or grievances pending against or involving the Borrower or any of its Subsidiaries, nor, to the Borrower's knowledge, are there any threatened involving the Borrower or any of its Subsidiaries, based on, arising out of, in connection with, or otherwise relating to individual or group employment, collective bargaining agreements, union organizing or other activities, or employment or other labor matters, other than those which, in the aggregate, would have no Material Adverse Effect."

          (u) Section 4.1 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "4.1 Use of Proceeds. (a) The proceeds of the Term Loans will be used by the Borrower on the Closing Date first (i) to fund the Interest Reserve Account in accordance with the Collateral Account Agreement,
          (ii) to repay in full all amounts outstanding under and terminate (a) the Existing Credit Agreement, (b) the Existing Senior Notes, and (c) all intercompany indebtedness owing to NUI Utilities, and (iii) to pay related fees and expenses incurred in connection with the execution and delivery of the Loan Documents. Thereafter proceeds of the Term Loans may be used by the Borrower solely (i) for working capital purposes in the ordinary course of business of the Borrower, and (ii) for general corporate purposes of the Borrower.

          (b) The proceeds of the Additional Term Loans will be used by the Borrower on the Additional Term Loan Closing Date first (i) to fund the Interest Reserve Account pursuant to Section 6.3(v) hereof and in accordance with the Collateral Account Agreement, and (ii) to pay related fees and expenses incurred in connection with the execution and delivery of the Loan Documents with respect to the Additional Term Loans. Thereafter proceeds of the Additional Term Loans may be used by the Borrower solely (i) for working capital purposes in the ordinary course of business of the Borrower, and (ii) for general corporate purposes of the Borrower, including the funding of the Interest Reserve Account pursuant to Section 2.6(iii)."

          (v) The references to "10 days" in Sections 4.2(i) and 4.2(ii) are each hereby amended to read as "30 days".

          (w) The last sentence of Section 4.7 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "The Borrower will certify in the Compliance Certificate delivered pursuant to Subsection 4.2(iii) hereof that such insurance is in force, provides coverage consistent with the preceding sentence and complies with the Borrower's obligations under this Section 4.7."

          (x) Clause (c) of Section 5.1(iii) is hereby deleted in its entirety and proviso at the end thereof is hereby deleted in its entirety and replaced with the following in the place thereof:

          "provided, that (x) in the case of the Restricted Payments under clauses (ii) and (iii) above, prior to or immediately after giving effect to such proposed Restricted Payments, no Potential Default or Event of Default shall have existed or would exist and (y) in the case of all Restricted Payments, no such payment shall violate any Governmental Rule".

          (y) Section 5.3a is hereby deleted in its entirety and replaced with the following in the place thereof:

          "5.3a Leverage Ratio. At no time shall its ratio of Consolidated Total Indebtedness to its Consolidated Total Capitalization exceed 0.80:1.00; provided that the Borrower shall not be required to comply with the covenant of this Section 5.3a until the earlier of (x) December 31, 2004 and (y) the termination, if any, of the Acquisition Agreement, and such non-compliance shall not constitute an "Event of Default" hereunder (for the avoidance of doubt, the Borrower shall have to continue within such period of time to deliver a Compliance Certificate pursuant to the requirements of Section 4.2(iii) hereof with the appropriate qualifications)."

          (z) Section 5.3b is hereby deleted in its entirety and replaced with the following in the place thereof:

          "5.3b Interest Coverage Ratio. At no time shall the Borrower permit, for any period of four consecutive Fiscal Quarters ending on or after December 31, 2003 the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for such period, to be less than 1.25 to 1.00; provided that the Borrower shall not be required to comply with the covenant of this Section 5.3b until the earlier of (x) December 31, 2004 and (y) the termination, if any, of the Acquisition Agreement, and such non-compliance shall not constitute an "Event of Default" hereunder (for the avoidance of doubt, the Borrower shall have to continue within such period of time to deliver a Compliance Certificate pursuant to the requirements of Section 4.2(iii) hereof with the appropriate qualifications)."

          (aa) Section 5.6(i) is hereby amended by inserting the new phrase after the words "(provided that the Borrower shall be the continuing or surviving corporation)" at the end of Section 5.6(i) which shall read as follows:

          "(for the avoidance of doubt, the entering by the Borrower into the Acquisition Agreement shall not be deemed a violation of the requirements of this Section 5.6(i); provided that the consummation of the Acquisition shall constitute a change of control for the purpose of Section 7.10 hereof)".

          (bb) Section 5.9 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "5.9 Restrictive Agreements. The Borrower shall not permit its Subsidiaries or divisions (including, without limitation, any Restricted Subsidiary) to enter into or otherwise be bound by any agreement not to pay dividends or make distributions to the Borrower, except for (i) the NUI Utilities Credit Agreement, the NUI Utilities Secured Facility, the Standby Bond Purchase Agreement and the NUI Utilities' settlement with the NJBPU relating to the Focused Audit, and (ii) such agreements existing on the date hereof which have been fully disclosed in writing to Agent and replacements of such agreements (provided that copies of such replacement agreements are provided to the Agent and are no more restrictive in any material respect than those agreements being replaced).

          (cc) Clause (e) of Section 5.13 is hereby deleted in its entirety and replaced with the following in the place thereof:

          "(e) Indebtedness of NUI Utilities under (i) the NUI Utilities Credit Agreement, as amended, extended or otherwise modified in accordance with its terms, and (ii) the NUI Utilities Secured Facility, as amended, extended or otherwise modified in accordance with its terms and, in each case without duplication as to the other exceptions under this Section 5.13, other Indebtedness permitted to be incurred by NUI Utilities under both the NUI Utilities Credit Agreement and the NUI Utilities Secured Facility;".

          (dd) New clause (m) is hereby added to Section 5.13 which shall read as follows:

          "(m) intercompany Indebtedness incurred in connection with the provision of services in the ordinary course of business;".

          (ee) The word "and" after clause (j) of Section 5.16 is hereby deleted and new clause (l) and clause (m) are added to Section 5.16 which shall read as follows:

          "(l) intercompany loans and advances in connection with the provision of services in the ordinary course of business; and

          (m) advance payments by NUI Utilities to gas suppliers.".

          (ff) Section 5.17 is hereby amended by inserting after the phrase "Indebtedness under the NUI Utilities Credit Agreement," the new phrase which shall read as follows:

          "Indebtedness under the NUI Utilities Secured Facility,".

          (gg) Clauses (ii), (iii) and (iv) of Section 5.18 are hereby deleted in their entirety and replaced with the following clauses (ii) and (iii) in the place thereof:

          "(ii) the repayment of the intercompany receivables owing from the Borrower to NUI Utilities or from NUI Utilities to the Borrower, or
          (iii) the movement of employees between the Borrower and NUI Utilities, in each case provided at cost (if applicable), shall not be deemed a breach of this Section 5.18.".

          (hh) The words "Potential Default or" are hereby deleted from Section 6.1a.

          (ii) Section 6.1c is hereby deleted in its entirety and replaced with the following in the place thereof:

          "6.1c Extension of Credit Requirements. The Borrower shall have complied with the requirements of Section 2.1d, 2.2c and 2.2e, as appropriate, with respect to the requested extension of credit.".

          (jj) New Section 6.3 is hereby added to Article VI and shall read as follows:

          "6.3. Conditions Precedent to Extension of Credit Under Additional Term Loan Commitments. The obligation of the Lenders with the Additional Term Loan Commitments to make the extensions of credit hereunder (it being understood for the purposes of this Section 6.3 that the release of funds from the Escrow Account in accordance with
          Section 6 of Amendment No. 3 shall not be deemed to be an extension of credit under the Additional Term Loan Commitments) are subject to the satisfaction of each of the following conditions precedent in addition to the applicable conditions precedent set forth in Section 6.1 hereof and Section 5(a) of Amendment No. 3:

               (i) Each of Amendment No. 3 and Amendment No. 3 to the NUI Utilities Credit Agreement shall have become effective in accordance with the terms thereof

               (ii) Receipt by the Agent on behalf of each requesting Lender of a promissory note pursuant to Section 2.1c(e), made payable to such Lender in the amount of such Lender's Additional Term Loan Commitment and otherwise properly completed and executed by the Borrower.

               (iii) The conditions precedent to the extension of credits under the NUI Utilities Secured Facilities shall have been satisfied or waived in accordance with the terms thereof and the NUI Utilities Secured Facilities shall have become effective in accordance with the term thereof.

               (iv) Receipt by the Agent of the evidence of deposit by the Borrower into the Interest Reserve Account an amount equal to interest to accrue on the principal amount of the Additional Term Loans hereunder to the Termination Date (based upon an assumed interest rate which, in the reasonable judgment of the Agent, approximates the average projected interest rate with respect to the Additional Term Loans hereunder).

               (v) Receipt by the Agent on behalf of each Lender of a signed opinion of LeBoeuf, Lamb, Greene & MacRae L.L.P., special regulatory counsel for the Borrower, dated as of the Additional Term Loan Closing Date and in form and substance reasonably satisfactory to the Agent

               (vi) The representations and warranties of the Borrower contained in Article III and of each Guarantor in the Guaranty Agreement and in the other Loan Documents executed and delivered by the Borrower in connection with the Additional Term Loan Closing shall be true and correct in all material respects on and as of the Additional Term Loan Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific date or times referred to therein), the Borrower and each Guarantor shall have performed, observed and complied with all covenants and conditions hereof and contained in the other Loan Documents to which each is a party; no Event of Default under this Agreement shall have occurred and be continuing or shall exist; except as disclosed in the Borrower's Form 10-K filed on December 31, 2002 , Form 10-Qs filed on February 14, 2003, May 15, 2003, and August 14, 2003, Current Reports on Form 8-K filed on July 22, 2003, July 31, 2002, September 26, 2003, October 14, 2003 and
          November 19, 2003, Form 10-K filed on May 13, 2004, Form 10-Qs filed on May 20, 2004, May 25, 2004 and August 16, 2004, and Form 10-Q/As filed on June 17, 2004, in each case with the Securities and Exchange Commission, or the Confidential Information Memorandum, nothing has occurred that has had a Material Adverse Effect; and there shall be delivered to the Agent, for the benefit of each Lender and the Agent, a certificate of the Borrower, dated the Additional Term Loan Closing Date and signed by an Authorized Officer of the Borrower, to each such effect.

               (vii) Receipt by the Agent on its own behalf and on behalf of the Lenders of all Fees due and payable on or prior to the Additional Term Loan Closing Date and all invoiced reimbursable expenses incurred on or prior to the Additional Term Loan Closing Date.

               (viii) The Medium Term Notes shall have been refinanced or satisfied and discharged through the incurrence of Delayed Draw Term Loans.

               (ix) The Termination Date of the Term Loans hereunder and the Termination Date (as such term is defined in the NUI Utilities Credit Agreement) under the NUI Utilities Credit Agreement shall have been extended and the Extension Fee payable hereunder and the Extension Fee (as such term is defined in the NUI Utilities Credit Agreement) payable under the NUI Utilities Credit Agreement shall have been paid, in each case prior to or on the Additional Term Loan Closing Date in accordance with the terms hereof and thereof.

               (x) The Acquisition Agreement shall be in full force and effect on the Additional Term Loan Closing Date.

               (xi) All action, orders, authorizations, consents, licenses, validations or approvals of, or notices to, filings, recordings, or registration with, or exemptions by, any Governmental Authority, including, without limitation, the NJBPU Approval, required to authorize (i) the execution, delivery and performance by the Borrower or any of its Subsidiaries of the Amendment No. 3 or the other Loan Documents to which it is a party or the transaction hereunder or thereunder or (ii) the legality, binding effect or enforceability against the Borrower or any of its Subsidiaries of the Amendment No. 3 or the other Loan Documents to which it is a party, shall have been made or obtained and are in full force and effect, all applicable appeal periods shall have expired (other than with respect to the NJBPU Approval) and there shall be no litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the transactions contemplated hereby.

               (xii) Receipt by the Agent of the satisfactory evidence that approval by the FPSC in connection with the NUI Secured Facility and Amendment No. 3 to NUI Utilities Credit Agreement (the "FPSC Approval") has been obtained in form and substance reasonably satisfactory to the Agent.

               (xiii) The Agent and the Lenders shall have received such other documents as the Agent, its counsel or any Lender may reasonably request, other than documents substantially similar to those required to be delivered pursuant to Section 5(a) of Amendment No. 3.

          (kk) The reference to "$2,500,000" in Sections 7.7(i) is hereby amended to read as "$10,000,000".

          (ll) Section 7.7(ii) is hereby deleted in its entirety and replaced with the following in the place thereof:

          "or (ii) any one or more fines, penalties, injunctions, charges, orders, judgments, decrees, awards, writs of execution or attachment, restraining notices or any similar action or process (other than (x) in connection with the Focused Audit and (y) any costs related to the Focused Audit) has been levied, issued, entered or filed against the Borrower or any of its Subsidiaries or any of their respective properties in connection with any actual or purported conflict with or violation or breach by the Borrower or any of its Subsidiaries of any Governmental Rule (or the Borrower or any of its Subsidiaries enters into any agreement or makes any payment in connection with any vacating, stay, settlement or dismissal of any such claim or charge (whether or not such payment by its terms constitutes an admission of liability)), in an aggregate amount, as to the Borrower and its Subsidiaries collectively, of $10,000,000 or more (if monetary) or which could reasonably be expected to cause a Material Adverse Effect in the reasonable judgment of the Required Lenders (if non-monetary), and failure of the Borrower or its Subsidiaries to vacate, stay or contest in good faith (by appropriate and lawful proceedings diligently conducted and as to which the Borrower shall have set aside on its books reserves for such claims as are determined to be adequate in accordance with GAAP) such fines, penalties, charges, orders, judgments, decrees, awards, writs of execution or attachment, restraining notices or other action or process within a period of 30 days (or, in the case of contesting the same, the failure of the Borrower or its Subsidiaries to diligently conduct such contest thereafter).".

          (mm) Section 7.11 is hereby amended by inserting after the phrase "a final decision" the new phrase which shall read as follows:

          "(other than in connection with the Focused Audit)".

          (nn) Sections 9.3 is hereby amended by adding after Borrower's address the new subsection to read as follows:

     "with a copy to:                       Joseph Brazil, Esq.
                                            White & Case LLP
                                            1155 Avenue of the Americas
                                            New York, NY 10036
                                            Telecopier: (212) 354-8113
                                            Telephone: (212) 819-8401".

          (oo) Section 9.6a(i) is hereby amended by inserting after the words "the NUI Utilities Credit Agreement " the new phrase which shall read as follows:

          "(except in the case of the assignment of the Additional Term Loans or the Additional Term Loan Commitments)".

          (pp) The references to "the NUI Utilities Credit Agreement" in Section 9.6a(ii) are each hereby amended to read as "the NUI Utilities Credit Agreement (if applicable)".

          (qq) Section 3 of the form of Compliance Certificate attached as Exhibit F to the Credit Agreement is hereby amended by inserting after the words "Required Ratio" the footnote which shall read as follows:

          "Subject to Sections 5.3a and 5.3b of the Agreement.".

          (rr) Schedule 2.1A is hereby added to the Credit Agreement which
     Schedule 2.1A shall be in the form as set forth in Annex I hereto.

          SECTION 3. Representation and Warranties. The Borrower represents and warrants as of the date hereof to each of the Agent and the Lenders that after giving effect to the provisions of this Agreement effective as of the date hereof:

          (a) The Borrower has the corporate power and authority to execute, deliver and perform this Agreement and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Agreement;

          (b) This Agreement has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower;

          (c) The execution, delivery and performance of this Agreement will not violate any requirement of law or any material contractual obligation binding on the Borrower; and

          (d) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Agreement, except for such as have been made or obtained and are in full force and effect (other than the NJBPU Approval (as defined in Section 2(c) hereof)).

The Borrower acknowledges and agrees that the representations and warranties set forth above shall survive the execution and delivery hereof and shall be deemed made in the Credit Agreement for purposes of Section 7.6 of the Credit Agreement.

          SECTION 4. Each Subsidiary of the Borrower listed on the signature pages hereof (each, a "Guarantor") joins in the execution of this Agreement for purposes of acknowledging and consenting to the terms of this Agreement and reaffirming its guaranty obligations under the Guaranty Agreement.

          SECTION 5. Effectiveness. (a) This Agreement (other than the provisions of Section 2 hereof) shall become effective subject to the satisfaction of the following conditions:

          (i) Receipt by the Agent of the consents of Lenders constituting the Required Lenders.

          (ii) Receipt by the Agent of the counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Lenders listed in the Annex I hereto, the Guarantors, and the Agent.

          (iii) Receipt by the Agent of a copy of Amendment No. 3 to the NUI Utilities Credit Agreement (as defined in Section 2(c) hereof) executed by the agent under the NUI Utilities Credit Agreement on behalf of the Required Lenders thereunder and NUI Utilities, which Amendment (other than
     Section 2 thereof) shall have become effective in accordance with the terms thereof.

          (iv) Receipt by the Agent of all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with this Agreement (including, without limitation, reasonable fees and expenses of its counsel) for which invoices have been submitted to the Borrower.

          (v) Receipt by the Agent of a certified copy (certified by the appropriate governmental official) of the Borrower's Certificate of Incorporation which certification is dated not more than 30 days prior to the date hereof.

          (vi) Receipt by the Agent of a certificate, duly certified as of the date hereof by the secretary or assistant secretary of the Borrower, as to
     (A) the By-Laws of the Borrower, in effect as of the date hereof, (B) the resolutions of the Borrower's Board of Directors authorizing the borrowing of the Additional Term Loans (as defined in the Section 2(c) hereof) and the execution and delivery of this Agreement and all documents supplemental hereto, and (C) the names of the officers of the Borrower authorized to sign this Agreement and the other Loan Documents to which the Borrower is a party and all supplemental documentation, and which contains a true signature of each such officer.

          (vii) Receipt by the Agent of a good standing certificate for the Borrower from the Secretary of State of the State of New Jersey dated not more than 30 days prior to the date hereof.

          (viii) Receipt by the Agent of a solvency certificate in the form of
     Exhibit I to the Credit Agreement.

          (ix) Receipt by the Agent on behalf of each Lender of a signed opinion of (a) Norris, McLaughlin & Marcus, P.A., New Jersey counsel to the Borrower, (b) White & Case LLP, special counsel for the Borrower, and (c) LeBoeuf, Lamb, Greene & MacRae L.L.P., special regulatory counsel for the Borrower, in each case, dated as of the date hereof and in form and substance reasonably satisfactory to the Agent and its counsel.

          (x) The Acquisition Agreement shall be in full force and effect on the date hereof.

          (xi) The Agent shall have received documentation and other information requested by it and required by bank regulatory authorities under applicable "know your customer" and Anti-Money Laundering rules and regulations, including, without limitation, the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001). Such documentation shall include, without limitation, evidence satisfactory to the Agent of
     (y) the listing of Capital Stock of the Borrower on the New York Stock Exchange and (z) the Borrower's ownership of all of the outstanding equity interests of NUI Utilities.

          (xii) The Agent and the Lenders shall have received such other documents as the Agent, its counsel or any Lender may reasonably request.

          (b) The provisions of Section 2 hereof shall become effective subject to the satisfaction of the following conditions: (i) the other provisions of this Agreement shall have become effective in accordance with the terms thereof,
(ii) the Agent receives on behalf of each Lender consenting to this Agreement at or prior to 5:00 P.M. (Eastern Standard Time) on Monday, July 26, 2004, an amendment fee equal to 0.25% of the aggregate principal amount of such Lender's Term Loans then outstanding (the "Amendment Fee"); provided that the Amendment Fee shall be payable only if the NJBPU Approval and the FPSC Approval have been obtained and (iii) the Agent receives the evidence satisfactory to the Agent that the NJBPU Approval and the FPSC Approval have been obtained, in each case, in form and substance reasonably satisfactory to the Agent.

          SECTION 6. Escrow Arrangement. (a) At any time prior to the obtaining of the NJBPU Approval and/or the FPSC Approval, the Borrower shall have an option to request, and the Agent and each Lender hereby agrees, subject to satisfaction of the conditions of Section 5(a) of this Agreement and Sections
2.6 and 6.3 of the Credit Agreement (determined as if Section 2 hereof had been given effect)(other than (x) the obtaining of the NJBPU Approval and the FPSC Approval, (y) the effectiveness of Section 2 hereof and Section 2 of Amendment No. 3 to the NUI Utilities Credit Agreement and (z) the extension of the Termination Date under each of the Credit Agreement and the NUI Utilities Credit Agreement), and receipt by the Agent of at least three Business Days prior written notice thereof, that each Lender shall make Additional Term Loans pursuant to Section 2.1; provided that (i) (A) the proceeds of the Additional Term Loans, (B) the funds to be deposited into the Interest Reserve Account pursuant to Section 2.6 and Section 6.3(v) of the Credit Agreement (determined as if Section 2 hereof had been given effect), (C) the Extension Fee under the Credit Agreement, (D) the Amendment Fee hereunder (but not the costs and expenses under Section 5(a)(iii) hereof), and (E) the Arrangement Fee (as such term is defined in the New Facilities Fee Letter) and all other fees then due and payable on the Additional Term Loans Closing

Date pursuant to the New Facilities Fee Letter to be funded into an escrow account maintained by the Agent at The Bank of New York (the "Escrow Account") and (ii) all invoiced reimbursable expenses of the Agent incurred on or prior to the date of such funding (including without limitation the reasonable fees and disbursements of the Agent's special counsel, Dewey Ballantine LLP) shall be paid by the Borrower prior to or substantially contemporaneously with funding the proceeds of the Additional Term Loans into the Escrow Account. All of such funds shall be automatically released on the date when the Agent receives the evidence satisfactory to the Agent that the NJBPU Approval and the FPSC Approval have been obtained, in each case, in form and substance reasonably satisfactory to the Agent and Section 2 of Amendment No. 3 and Section 2 of Amendment No. 3 to the NUI Utilities Credit Agreement shall have become effective (regardless of whether the other conditions set forth in Sections 6.1 and 6.3 of the Credit Agreement could be met at such time) to the respective payees as follows: (x) the Agent shall receive, for the account of each Lender, an amount equal to the sum of the fees specified in clauses (C) and (D) above, (y) CSFB shall receive, for its own account, an aggregate amount equal to the Arrangement Fee and all other fees and expenses then due and payable pursuant hereto or the New Facilities Fee Letter, and (z) the Borrower shall receive the remainder of the funds in the Escrow Account. For the avoidance of doubt, (i) the interest on the Additional Term Loans shall start to accrue and shall be payable to the Lenders from the date of funding of the proceeds of the Additional Term Loans into the Escrow Account, and (ii) funds in the Escrow Account shall bear interest from such date and such interest shall be paid to the Borrower on the date when such funds are released or returned, as the case may be.

          (b) Notwithstanding the foregoing, if funds held in the Escrow Account are not released on or prior to September 30, 2004 (due to the failure to obtain the NJBPU Approval or the FPSC Approval), then (i) the provisions of Section 2 hereof shall be null and void, (ii) the Borrower shall then owe a fee (the "Release Fee") to the Lenders in an aggregate amount equal to the amount of interest which would have accrued on the Additional Term Loans from the date escrowed through September 30, 2004, (iii) all funds held in the Escrow Account shall be distributed on September 30, 2004 as follows: (A) the Agent shall receive for the account of each Lender an aggregate amount equal to the proceeds of the Additional Term Loans and the Release Fee, and (B) the Borrower shall receive the remainder of the funds, if any, in the Escrow Account; provided that in the event that the funds held in the Escrow Account are not sufficient to make the distribution set forth in clause (iii)(A) above the Borrower shall pay to the Agent for the account of each Lender the amount of such deficiency, and
(iv) the compensation, reimbursement and indemnification provisions contained in the Commitment Letter dated as of July 14, 2004, among the Borrower, NUI Utilities and CSFB and in the New Facilities Fee Letter shall be reinstated and in full force and effect on and from the date thereof.

          SECTION 7. Miscellaneous. (a) Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Upon this Agreement becoming effective as provided herein, the term "Loan Document" as defined in the Credit Agreement shall include, without limitation, this Agreement.

          (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the date this Agreement becomes effective, the Credit Agreement as amended by this Agreement.

          (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          (d) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consent to the non-exclusive jurisdiction of the state and federal courts of the State of New York and irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

          (e) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Agreement by fax will be deemed as effective as delivery of an originally executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

                                            NUI CORPORATION



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President, Chief
                                                      Financial Officer, General
                                                      Counsel and Secretary



                                            NUI CAPITAL CORP.,
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      and Secretary



                                            NUI SALTVILLE STORAGE,
                                            INC., as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      and Secretary



                                            NUI STORAGE, INC.,
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      and Secretary

              [Signature Page to Amendment No. 3 (NUI Corporation)]

                                            NUI ENERGY BROKERS, INC.,
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      Treasurer and Secretary



                                            UTILITY BUSINESS SERVICES, INC.,
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      Treasurer and Secretary



                                            NUI SERVICE, INC.,
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      and Secretary



                                            NUI RICHTON STORAGE, INC.,
                                            as a Guarantor



                                            By:/s/ Craig G. Matthews
                                               ---------------------------------
                                               Name:  Craig G. Matthews
                                               Title: President and Treasurer



                                            RICHTON GAS STORAGE
                                            COMPANY L.L.C.
                                            as a Guarantor



                                            By:/s/ Steven D. Overly
                                               ---------------------------------
                                               Name:  Steven D. Overly
                                               Title: Vice President
                                                      and Secretary


              [Signature Page to Amendment No. 3 (NUI Corporation)]

                                            CREDIT SUISSE FIRST
                                            BOSTON, acting through its
                                            Cayman Islands Branch,
                                            as the Agent and on behalf of the
                                            Required Lenders


                                            By:/s/ Dana F. Klein
                                               ---------------------------------
                                               Name: Dana F. Klein
                                               Title:Managing Director



                                            By:/s/ S. William Fox
                                               ---------------------------------
                                               Name: S. William Fox
                                               Title:Director



                                             CREDIT SUISSE FIRST
                                             BOSTON, acting through its
                                             Cayman Islands Branch,
                                             as the Lender



                                            By:/s/ Dana F. Klein
                                               ---------------------------------
                                               Name: Dana F. Klein
                                               Title:Managing Director



                                            By:/s/ S. William Fox
                                               ---------------------------------
                                               Name: S. William Fox
                                               Title:Director




              [Signature Page to Amendment No. 3 (NUI Corporation)]